                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 7, 1998
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION III
             (Exact name of Registrant as specified in its charter)



               Delaware                   33-47913              75-2431913
       (State of Incorporation)     (Commission File No.)    (I.R.S. Employer
                                                            Identification No.)
       2711 N. Haskell Avenue
              Suite 900
            Dallas, Texas                                          75204
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323

Item 5.       Other Events.


       Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-47913) filed with the Securities and Exchange Commission (the "Commission") on May 14, 1992, as amended by Amendment No. 1 thereto filed with the Commission on August 7, 1992, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 16, 1993, as further amended by Post Effective Amendment No. 2 thereto filed with the Commission on December 13, 1993, and as further amended by Post Effective Amendment No. 3 thereto filed with the Commission on February 14, 1994 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $4,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act").
Reference is also hereby made to the Prospectus dated March 27, 1998 and the related Prospectus Supplement, dated March 27, 1998 (collectively, the "Prospectus"), which have been filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 1998-1 (the "Bonds").

       On March 31, 1998, the Registrant caused the issuance and sale of approximately $593,796,659 aggregate initial principal amount of Bonds. The Bonds are collateralized by mortgage pass-through certificates (the "Conventional Certificates") evidencing the beneficial ownership interest in entire pools of certain conventional, fixed-rate, fully-amortizing, one-to four-family, first lien mortgage loans (the "Mortgage Loans") originated or acquired by (i) Cendant Mortgage Corporation ("Cendant"), Bank of America, FSB ("BAFSB"), and (iii) Bank of America National Trust and Savings Association ("BANTSA"). Cendant, BAFSB and BANTSA are referred to herein collectively as the "Loan Sellers". The Certificates were created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, Cendant and BAFSB, as Master Servicers, First Chicago National Processing Corporation, as Custodian, and The First National Bank of Chicago, as Certificate Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1. The Securities were issued pursuant to an Indenture dated as of March 1, 1998 (the "Indenture"), as supplemented by the Series 1998-1 Supplement thereto dated as of March 31, 1998 (the "Series Supplement"), each by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1 and a copy of the Series Supplement is filed herewith as Exhibit 4.2.

       The Offered Bonds (as defined in the Prospectus), having an aggregate principal balance of $589,490,892, have been sold by the Registrant to Bear, Stearns & Co. Inc. ("Bear, Stearns") pursuant to an Underwriting Agreement dated as of March 27, 1998 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of March 27, 1998, each among Bear, Stearns, the Registrant and Capstead Mortgage Corporation ("CMC"). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits

              Exhibit No.   Description
              -----------   -----------
                 1.1        Underwriting Agreement dated as of March 27, 1998
                            by and among Bear, Stearns, the Registrant and CMC

                 4.1 Indenture dated as of March 1, 1998 by and between the Registrant and The First National Bank of
                            Chicago, as Indenture Trustee

                 4.2 Series 1998-1 Supplement dated as of March 31, 1998 by and between the Registrant and The First
                            National Bank of Chicago, as Indenture Trustee

                 10.1       Pooling and Servicing Agreement dated as of March
                            1, 1998 by and among the Registrant, as Depositor, Cendant and BAFSB, as Master Servicers, First
                            Chicago National Processing Corporation, as
                            Custodian, and The First National Bank of Chicago, as Certificate Trustee

                                   Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CMC SECURITIES CORPORATION III



April 7, 1998                             By: /s/ ANDREW F. JACOBS
                                              ----------------------------------
                                                  Andrew F. Jacobs,
                                                  Senior Vice President - Asset
                                                  and Liability Management

                               INDEX TO EXHIBITS


Exhibit No.
-----------
1.1    Underwriting Agreement dated as of March 27, 1998
       by and among Bear, Stearns, the Registrant and CMC

4.1 Indenture dated as of March 1, 1998 by and between the Registrant and The First National Bank of Chicago, as Indenture Trustee

4.2 Series 1998-1 Supplement dated as of March 31, 1998 by and between the Registrant and The First National
       Bank of Chicago, as Indenture Trustee

10.1 Pooling and Servicing Agreement dated as of March 1, 1998 by and among the Registrant, as Depositor, Cendant and BAFSB, as Master Servicers, First Chicago National Processing
       Corporation, as Custodian, and The First National Bank of
       Chicago, as Certificate Trustee